UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: August 31, 2015

Michael W. Stockton

AMCAP Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

AMCAP Fund® Semi-annual report for the six months ended August 31, 2015

AMCAP Fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–6.89%	12.28%	6.80%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.68% for Class A shares as of the prospectus dated May 1, 2015.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Our goal is
fundamental
growth over
the long term.

Fellow investors:

The U.S. stock market declined during the six-month period ended August 31, 2015, as the slowdown in China and uncertainty about the direction of interest rates weighed on investor sentiment. While U.S. economic data was generally positive, earnings growth slowed as the strength of the dollar and sluggish global demand weighed on corporate profits. In September, the Federal Reserve decided against raising interest rates, which resulted in increased market volatility.

During the six-month period, AMCAP Fund had a total return of –4.02% versus a –5.31% total return for the unmanaged Standard & Poor’s 500 Composite Index (a market capitalization-weighted index based on the results of 500 widely held common stocks) and a total return of –4.49% for the Lipper Growth Funds Index, a peer group measure, as shown in the chart below.

Results at a glance

For periods ended August 31, 2015, with all distributions reinvested

	Total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 5/1/67)

AMCAP Fund (Class A shares)	–4.02%	0.53%	16.75%	7.81%	11.48%
Standard & Poor’s 500 Composite Index*	–5.31	0.48	15.86	7.15	9.80
Lipper Growth Funds Index†	–4.49	0.99	15.56	6.67	8.86

*	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

AMCAP Fund	1

Over the long term, AMCAP’s returns have exceeded those of the S&P 500 and the Lipper Growth Funds Index. For the past 10 years, AMCAP had an average annual total return of 7.81%, compared with 7.15% for the S&P 500 and 6.67% for the Lipper index. Over its 48-year lifetime, the fund had an average annual total return of 11.48%, compared with 9.80% for the S&P 500 and 8.86% for the Lipper index.

Investment results analysis

Health care, the fund’s largest sector, contributed to results, with many investments rising during the period amid positive product developments. These included biotechnology companies BioMarin Pharmaceutical (the fund’s fifth-largest holding) and Gilead Sciences. Several medical device makers also posted solid gains, including Hologic, Stryker, St. Jude Medical and Edwards Lifesciences.

Among consumer discretionary holdings, internet companies Netflix and Amazon led the way. Shares of Netflix (the third-largest holding) soared 69.6% as the company posted positive earnings, with domestic and international subscriber growth exceeding expectations. Meanwhile, Amazon (the ninth-largest holding) saw its shares gain 34.9% as the company’s cloud computing business continued to grow.

In the information technology sector, Google was a bright spot. Shares of the Internet company, which is now the fund’s largest holding, gained 12.6% as it reported stronger-than-expected revenue growth and tighter cost controls. Google also announced a new holding company, known as Alphabet, to separate its core businesses, such as Internet search and Android, from its smaller units, including life sciences and robotics. Other technology companies, however, did not fare as well. Shares of software firm Oracle (the sixth-largest holding) declined 15.4% while semiconductor company Texas Instruments lost 18.6%.

Elsewhere, the consumer staples and energy sectors detracted from the fund’s returns. Food-related companies, in particular, struggled during the period amid lower-than-expected sales. Shares of natural and organic grocery store operators Whole Foods and Sprouts Farmers Market declined 42.0% and 44.7%, respectively, while coffee company Keurig Green Mountain slumped 55.6%. Among energy firms, lower oil and gas prices weighed on shares of Southwestern Energy (–35.3%) and EOG Resources (–12.7%).

2	AMCAP Fund

The fund’s cash position, which was helpful during the down market, fell slightly to 11.4% from 12.6% at the beginning of the period. This reflects a modest increase in holdings as valuations became more attractive; but it also indicates an expectation by some portfolio managers that there will be further opportunities to invest in the future.

Looking ahead

The U.S. economy continues to strengthen, albeit at a gradual pace. The jobless rate has declined and real wages are slowly on the rise. Outside the U.S., there is a mix of recovering economies, including parts of the euro zone, and weakening economies, such as China and Brazil. Geopolitical risk is also on the rise around the world; as a result, market volatility is likely to remain high.

The recent market correction, however, has brought valuations down somewhat, which we believe is a positive development. While the market is still not cheap by historical standards, it’s at a more reasonable level than it was this summer.

AMCAP continues to invest in companies that have a solid track record of growth and characteristics that are likely to support above-average growth in the future. Our focus on the fundamental growth drivers and the inherent worth of companies is critical to helping us identify investments that we believe represent the best value over the long term. We thank you for your continued support of these efforts.

Cordially,

Claudia P. Huntington Vice Chairman of the Board	Timothy D. Armour President

October 9, 2015

For current information about the fund, visit americanfunds.com.

AMCAP Fund	3

Summary investment portfolio August 31, 2015	unaudited

Industry sector diversification	Percent of net assets

Common stocks 88.60%	Shares	Value (000)
Health care 20.68%
Amgen Inc.	8,398,080	$1,274,661
Alexion Pharmaceuticals, Inc.[1]	5,806,898	999,890
BioMarin Pharmaceutical Inc.[1]	7,319,714	946,000
UnitedHealth Group Inc.	7,595,706	878,823
Stryker Corp.	7,233,552	713,590
Gilead Sciences, Inc.	6,133,026	644,397
St. Jude Medical, Inc.	7,738,065	547,932
Thermo Fisher Scientific Inc.	3,480,600	436,363
Medtronic PLC	5,999,000	433,668
Hologic, Inc.[1]	9,919,600	384,980
PerkinElmer, Inc.[2]	7,357,500	358,163
Edwards Lifesciences Corp.[1]	2,174,000	306,273
Express Scripts Holding Co.[1]	3,416,000	285,578
Other securities		1,252,063
		9,462,381

Information technology 20.06%
Google Inc., Class C1	1,245,168	769,825
Google Inc., Class A1	849,610	550,394
Oracle Corp.	25,502,814	945,899
Accenture PLC, Class A	7,858,300	740,802
Avago Technologies Ltd.	4,903,195	617,655
Cognizant Technology Solutions Corp., Class A1	9,293,000	584,901
ASML Holding NV3	5,655,100	516,765
Texas Instruments Inc.	10,667,000	510,309
Flextronics International Ltd.[1,2]	35,279,000	370,782
Skyworks Solutions, Inc.	4,146,000	362,153
Trimble Navigation Ltd.[1,2]	16,470,362	311,290
Other securities		2,893,537
		9,174,312

Industrials 12.30%
Precision Castparts Corp.	3,494,569	804,625
Union Pacific Corp.	7,664,460	657,151
Nielsen Holdings PLC	11,508,340	520,522

4	AMCAP Fund

	Shares	Value (000)
General Dynamics Corp.	3,560,000	$505,627
Norfolk Southern Corp.	4,226,319	329,273
Carlisle Companies Inc.	3,014,214	303,531
Sensata Technologies Holding NV1	6,350,000	300,990
Nordson Corp.[2]	3,992,500	265,581
Other securities		1,941,013
		5,628,313

Consumer discretionary 10.53%
Netflix, Inc.[1]	9,520,000	1,095,086
Amazon.com, Inc.[1]	1,454,000	745,742
Priceline Group Inc.[1]	247,400	308,914
Johnson Controls, Inc.	7,379,594	303,596
Williams-Sonoma, Inc.	3,678,000	279,638
NIKE, Inc., Class B	2,349,000	262,501
Other securities		1,822,766
		4,818,243

Financials 6.47%
Progressive Corp.	22,730,255	680,998
Crown Castle International Corp.	3,743,417	312,164
State Street Corp.	4,230,440	304,253
U.S. Bancorp	6,300,000	266,805
Other securities		1,395,318
		2,959,538

Energy 5.73%
EOG Resources, Inc.	5,076,400	397,533
Schlumberger Ltd.	4,835,000	374,084
Concho Resources Inc.[1]	3,331,100	360,292
Canadian Natural Resources, Ltd.	10,891,000	245,453
Other securities		1,243,950
		2,621,312

Consumer staples 4.53%
Mead Johnson Nutrition Co.	3,422,053	268,084
Costco Wholesale Corp.	1,914,000	268,056
Other securities		1,536,730
		2,072,870

Materials 4.06%
Monsanto Co.	5,702,400	556,840
Celanese Corp., Series A2	7,802,922	473,169
Albemarle Corp.[2]	6,899,339	311,919
Other securities		514,414
		1,856,342

Telecommunication services 0.88%
Verizon Communications Inc.	6,600,000	303,666
Other securities		101,194
		404,860

Utilities 0.20%
Other securities		89,633

AMCAP Fund	5

Common stocks (continued)	Shares	Value (000)
Miscellaneous 3.16%
Other common stocks in initial period of acquisition		$1,443,483

Total common stocks (cost: $31,315,961,000)		40,531,287

Bonds, notes & other debt instruments 0.01%	Principal amount (000)
U.S. Treasury bonds & notes 0.01%
Other securities		3,546

Total bonds, notes & other debt instruments (cost: $3,546,000)		3,546

Short-term securities 11.23%
Fannie Mae 0.09%–0.24% due 9/2/2015–1/25/2016	$597,500	597,333
Federal Home Loan Bank 0.08%–0.23% due 9/9/2015–1/27/2016	2,242,400	2,242,044
Freddie Mac 0.10%–0.22% due 10/2/2015–1/6/2016	711,825	711,665
Other securities		1,584,334

Total short-term securities (cost: $5,134,843,000)		5,135,376
Total investment securities 99.84% (cost: $36,454,350,000)		45,670,209
Other assets less liabilities 0.16%		73,763

Net assets 100.00%		$45,743,972

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $931,222,000, which represented 2.04% of the net assets of the fund) were acquired in transactions exempt from registration under section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

6	AMCAP Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended August 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 8/31/2015 (000)
Celanese Corp., Series A	8,577,922	—	775,000	7,802,922	$5,147	$473,169
Flextronics International Ltd.[1]	—	35,279,000	—	35,279,000	—	370,782
PerkinElmer, Inc.	7,342,500	15,000	—	7,357,500	1,029	358,163
Albemarle Corp.	6,747,125	152,214	—	6,899,339	3,937	311,919
Trimble Navigation Ltd.[1]	6,690,200	9,780,162	—	16,470,362	—	311,290
Nordson Corp.	2,272,500	1,720,000	—	3,992,500	1,745	265,581
Zebra Technologies Corp., Class A1	2,555,830	272,072	200,000	2,627,902	—	217,801
Oshkosh Corp.[4]	525,900	4,553,100	—	5,079,000	1,727	213,572
ITT Corp.	3,930,000	924,000	—	4,854,000	1,004	181,588
Sprouts Farmers Market, Inc.[1]	5,515,000	2,770,000	—	8,285,000	—	168,765
Texas Roadhouse, Inc.	4,587,200	—	—	4,587,200	1,560	165,093
Texas Capital Bancshares, Inc.[1]	1,886,500	932,984	—	2,819,484	—	151,857
Generac Holdings Inc.[1]	3,911,475	583,351	—	4,494,826	—	138,980
Mattress Firm Holding Corp.[1,4]	1,575,645	530,000	—	2,105,645	—	126,528
Finisar Corp.[1]	6,471,189	—	—	6,471,189	—	99,850
Denbury Resources Inc.	20,500,000	1,928,635	—	22,428,635	2,803	97,340
Viavi Solutions Inc.[1]	15,256,074	—	—	15,256,074	—	81,925
Lumentum Holdings Inc.[1]	—	3,051,214	—	3,051,214	—	60,231
Chart Industries, Inc.[1]	1,966,353	—	—	1,966,353	—	50,260
AptarGroup, Inc.[5]	3,945,000	—	1,195,000	2,750,000	1,649	—
C&J Energy Services, Ltd.[1,5]	3,597,356	—	—	3,597,356	—	—
MITIE Group PLC[5]	24,021,000	—	24,021,000	—	—	—
Towers Watson & Co., Class A5	4,301,150	—	4,301,150	—	1,179	—
					$21,780	$3,844,694

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,262,700,000, which represented 4.95% of the net assets of the fund. This amount includes $2,126,349,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	This security was an unaffiliated issuer in its initial period of acquisition at 2/28/2015; it was not publicly disclosed.
[5]	Unaffiliated issuer at 8/31/2015.

See Notes to Financial Statements

AMCAP Fund	7

Financial statements

Statement of assets and liabilities		unaudited
at August 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $32,343,610)	$41,825,515
Affiliated issuers (cost: $4,110,740)	3,844,694	$45,670,209
Cash denominated in currencies other than U.S. dollars (cost: $641)		641
Cash		53
Receivables for:
Sales of investments	86,728
Sales of fund’s shares	92,506
Closed forward currency contracts	222
Dividends and interest	36,944
Other	390	216,790
		45,887,693
Liabilities:
Payables for:
Purchases of investments	62,850
Repurchases of fund’s shares	48,445
Investment advisory services	12,153
Services provided by related parties	16,121
Trustees’ deferred compensation	2,891
Other	1,261	143,721
Net assets at August 31, 2015		$45,743,972

Net assets consist of:
Capital paid in on shares of beneficial interest		$34,044,094
Undistributed net investment income		76,370
Undistributed net realized gain		2,407,714
Net unrealized appreciation		9,215,794
Net assets at August 31, 2015		$45,743,972

See Notes to Financial Statements

8	AMCAP Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) –
unlimited shares authorized (1,704,885 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$25,002,351	926,997	$26.97
Class B	84,734	3,416	24.81
Class C	1,510,127	61,624	24.51
Class F-1	2,691,130	100,528	26.77
Class F-2	3,674,830	135,710	27.08
Class 529-A	1,318,580	49,298	26.75
Class 529-B	14,247	579	24.63
Class 529-C	317,040	12,860	24.65
Class 529-E	65,147	2,486	26.20
Class 529-F-1	80,638	3,000	26.88
Class R-1	108,677	4,334	25.07
Class R-2	550,726	21,974	25.06
Class R-2E	27	1	26.93
Class R-3	1,193,325	45,331	26.32
Class R-4	1,103,833	41,228	26.77
Class R-5	1,297,789	47,680	27.22
Class R-6	6,730,771	247,839	27.16

See Notes to Financial Statements

AMCAP Fund	9

Statement of operations		unaudited
for the six months ended August 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,413; also includes $21,780 from affiliates)	$233,908
Interest	3,983	$237,891
Fees and expenses*:
Investment advisory services	72,695
Distribution services	52,892
Transfer agent services	22,291
Administrative services	6,667
Reports to shareholders	1,089
Registration statement and prospectus	1,485
Trustees’ compensation	341
Auditing and legal	29
Custodian	294
Other	873
Total fees and expenses before waiver	158,656
Less investment advisory services waiver	14
Total fees and expenses after waiver		158,642
Net investment income		79,249

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $109,903 net gain from affiliates)	2,400,773
Forward currency contracts	(615)
Currency transactions	53	2,400,211
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $456)	(4,391,747)
Forward currency contracts	(139)
Currency translations	271	(4,391,615)
Net realized gain and unrealized depreciation		(1,991,404)

Net decrease in net assets resulting from operations		$(1,912,155)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

10	AMCAP Fund

Statements of changes in net assets
	(dollars in thousands)

	Six months ended August 31,	Year ended February 28,
	2015*	2015
Operations:
Net investment income	$79,249	$112,986
Net realized gain	2,400,211	4,219,398
Net unrealized (depreciation) appreciation	(4,391,615)	292,727
Net (decrease) increase in net assets resulting from operations	(1,912,155)	4,625,111

Dividends and distributions paid to shareholders:
Dividends from net investment income	—	(27,881)
Distributions from net realized gain on investments	(1,573,162)	(3,816,961)
Total dividends and distributions paid to shareholders	(1,573,162)	(3,844,842)

Net capital share transactions	2,669,313	6,627,811

Total (decrease) increase in net assets	(816,004)	7,408,080

Net assets:
Beginning of period	46,559,976	39,151,896
End of period (including undistributed and distributions
in excess of net investment income: $76,370 and $(2,879), respectively)	$45,743,972	$46,559,976

*Unaudited.

See Notes to Financial Statements

AMCAP Fund	11

Notes to financial statements	unaudited

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

12	AMCAP Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

AMCAP Fund	13

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m.

New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most

14	AMCAP Fund

appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

AMCAP Fund	15

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Health care	$9,462,381	$—	$—	$9,462,381
Information technology	8,167,849	1,006,463	—	9,174,312
Industrials	5,363,560	264,753	—	5,628,313
Consumer discretionary	4,632,530	185,713	—	4,818,243
Financials	2,762,445	197,093	—	2,959,538
Energy	2,475,026	146,286	—	2,621,312
Consumer staples	1,758,389	314,481	—	2,072,870
Materials	1,794,057	62,285	—	1,856,342
Telecommunication services	404,860	—	—	404,860
Utilities	89,633	—	—	89,633
Miscellaneous	1,357,857	85,626	—	1,443,483
Bonds, notes & other debt instruments	—	3,546	—	3,546
Short-term securities	—	5,135,376	—	5,135,376
Total	$38,268,587	$7,401,622	$—	$45,670,209

*	Securities with a value of $1,652,841,000, which represented 3.61% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or

16	AMCAP Fund

particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to

AMCAP Fund	17

manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of August 31, 2015, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $13,184,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, August 31, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Receivables for closed forward currency contracts	$222	Payables for closed forward currency contracts	$—

		Net realized loss		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(615)	Net unrealized depreciation on forward currency contracts	$(139)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through

18	AMCAP Fund

a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of August 31, 2015 (dollars in thousands) if close-out netting was exercised:

	Gross amounts	Gross amounts not offset in the statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$ 222	$ —	$ —	$ —	$ 222

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; and

AMCAP Fund	19

short-term capital gains and losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of February 28, 2015, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,580,805

As of August 31, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$11,341,278
Gross unrealized depreciation on investment securities	(2,125,419)
Net unrealized appreciation on investment securities	9,215,859
Cost of investment securities	36,454,350

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended August 31, 2015			Year ended February 28, 2015
						Total
			Total			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class A	$—	$859,039	$859,039	$4,782	$2,134,370	$2,139,152
Class B	—	3,540	3,540	—	13,680	13,680
Class C	—	57,421	57,421	—	143,685	143,685
Class F-1	—	91,317	91,317	—	250,080	250,080
Class F-2	—	124,098	124,098	5,166	258,677	263,843
Class 529-A	—	46,152	46,152	—	113,607	113,607
Class 529-B	—	598	598	—	2,254	2,254
Class 529-C	—	12,090	12,090	—	29,921	29,921
Class 529-E	—	2,328	2,328	—	5,851	5,851
Class 529-F-1	—	2,803	2,803	99	6,924	7,023
Class R-1	—	3,981	3,981	—	9,617	9,617
Class R-2	—	20,810	20,810	—	53,468	53,468
Class R-2E*	—	1	1	—	1	1
Class R-3	—	42,393	42,393	—	102,314	102,314
Class R-4	—	37,848	37,848	296	94,083	94,379
Class R-5	—	46,679	46,679	2,988	112,960	115,948
Class R-6	—	222,064	222,064	14,550	485,469	500,019
Total	$—	$1,573,162	$1,573,162	$27,881	$3,816,961	$3,844,842

*Class R-2E shares were offered beginning August 29, 2014.

20	AMCAP Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.286% on such assets in excess of $34 billion.

On March 12, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2015, decreasing the annual rate on daily net assets in excess of $44 billion to 0.283%. CRMC voluntarily reduced investment advisory service fees to the approved rate in advance of the effective date. For the six months ended August 31, 2015, total investment advisory services fees waived by CRMC were $14,000. As a result, the fee shown on the accompanying financial statements of $72,695,000, which was equivalent to an annualized rate of 0.304%, was reduced to $72,681,000, or 0.303% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts

AMCAP Fund	21

billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	AMCAP Fund

For the six months ended August 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$30,043		$14,163		$1,312		Not applicable
Class B	525		54		Not applicable		Not applicable
Class C	8,023		868		402		Not applicable
Class F-1	3,478		1,538		696		Not applicable
Class F-2	Not applicable		2,056		943		Not applicable
Class 529-A	1,496		621		349		$616
Class 529-B	86		8		4		8
Class 529-C	1,680		159		85		149
Class 529-E	172		17		17		30
Class 529-F-1	—		38		21		38
Class R-1	568		56		28		Not applicable
Class R-2	2,213		894		149		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	3,171		917		317		Not applicable
Class R-4	1,437		548		288		Not applicable
Class R-5	Not applicable		339		352		Not applicable
Class R-6	Not applicable		15		1,704		Not applicable
Total class-specific expenses	$52,892		$22,291		$6,667		$841

*Amount less than one thousand.

Trustees’ deferred compensation — Trustees’ who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $341,000 in the fund’s statement of operations includes $180,000 in current fees (either paid in cash or deferred) and a net increase of $161,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

AMCAP Fund	23

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of					Net increase
	Sales[1]			distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Six months ended August 31, 2015

Class A	$1,712,167	59,610		$845,901	29,219		$(1,392,454)	(48,511)	$1,165,614	40,318
Class B	1,789	67		3,522	132		(39,846)	(1,492)	(34,535)	(1,293)
Class C	177,799	6,779		56,815	2,157		(200,740)	(7,650)	33,874	1,286
Class F-1	377,062	13,243		90,043	3,134		(293,630)	(10,293)	173,475	6,084
Class F-2	586,758	20,386		120,671	4,154		(368,457)	(12,793)	338,972	11,747
Class 529-A	82,155	2,873		46,140	1,607		(77,365)	(2,720)	50,930	1,760
Class 529-B	264	10		598	23		(5,555)	(210)	(4,693)	(177)
Class 529-C	20,789	785		12,087	456		(22,857)	(869)	10,019	372
Class 529-E	4,035	143		2,328	83		(4,627)	(165)	1,736	61
Class 529-F-1	8,677	303		2,803	97		(8,768)	(307)	2,712	93
Class R-1	13,069	487		3,978	148		(10,678)	(397)	6,369	238
Class R-2	66,067	2,463		20,792	772		(85,416)	(3,190)	1,443	45
Class R-2E	12	—	[2]	1	—	[2]	— [2]	— [2]	13	— [2]
Class R-3	198,279	7,053		42,373	1,499		(195,770)	(6,962)	44,882	1,590
Class R-4	186,478	6,528		37,837	1,317		(175,825)	(6,146)	48,490	1,699
Class R-5	194,745	6,724		46,369	1,588		(244,385)	(8,496)	(3,271)	(184)
Class R-6	938,174	32,406		221,895	7,617		(326,786)	(11,296)	833,283	28,727
Total net increase (decrease)	$4,568,319	159,860		$1,554,153	54,003		$(3,453,159)	(121,497)	$2,669,313	92,366

24	AMCAP Fund

			Reinvestments of
			dividends and				Net increase
	Sales[1]		distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended February 28, 2015

Class A	$3,358,939	117,643	$2,104,331	74,294	$(2,746,423)	(96,229)	$2,716,847	95,708
Class B	7,611	285	13,596	516	(89,913)	(3,381)	(68,706)	(2,580)
Class C	371,148	14,081	141,878	5,448	(366,861)	(13,910)	146,165	5,619
Class F-1	727,743	25,639	246,569	8,762	(1,342,543)	(47,008)	(368,231)	(12,607)
Class F-2	1,775,565	61,674	254,515	8,969	(458,525)	(16,016)	1,571,555	54,627
Class 529-A	169,639	5,991	113,581	4,038	(129,681)	(4,566)	153,539	5,463
Class 529-B	1,008	39	2,253	86	(14,270)	(539)	(11,009)	(414)
Class 529-C	46,369	1,752	29,878	1,140	(42,195)	(1,590)	34,052	1,302
Class 529-E	8,255	297	5,847	212	(8,337)	(299)	5,765	210
Class 529-F-1	16,421	580	7,016	249	(12,561)	(444)	10,876	385
Class R-1	32,284	1,196	9,604	361	(20,908)	(780)	20,980	777
Class R-2	140,769	5,234	53,396	2,008	(159,151)	(5,919)	35,014	1,323
Class R-2E3	17	1	—	—	— [2]	— [2]	17	1
Class R-3	410,105	14,633	102,236	3,684	(303,997)	(10,855)	208,344	7,462
Class R-4	378,563	13,310	94,342	3,354	(270,622)	(9,541)	202,283	7,123
Class R-5	407,869	14,230	115,126	4,039	(375,990)	(13,183)	147,005	5,086
Class R-6	1,897,468	66,306	499,834	17,581	(573,987)	(20,100)	1,823,315	63,787
Total net increase (decrease)	$9,749,773	342,891	$3,794,002	134,741	$(6,915,964)	(244,360)	$6,627,811	233,272

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,149,241,000 and $7,468,094,000, respectively, during the six months ended August 31, 2015.

AMCAP Fund	25

Financial highlights

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 8/31/2015[3,4]	$29.03	$.05	$(1.15)	$(1.10)
Year ended 2/28/2015	28.53	.08	3.04	3.12
Year ended 2/28/2014	23.06	.09	7.61	7.70
Year ended 2/28/2013	20.78	.10	2.26	2.36
Year ended 2/29/2012	19.78	.10	.97	1.07
Year ended 2/28/2011	16.55	.08	3.23	3.31
Class B:
Six months ended 8/31/2015[3,4]	26.87	(.06)	(1.04)	(1.10)
Year ended 2/28/2015	26.78	(.13)	2.83	2.70
Year ended 2/28/2014	21.86	(.10)	7.18	7.08
Year ended 2/28/2013	19.77	(.06)	2.15	2.09
Year ended 2/29/2012	18.89	(.05)	.93	.88
Year ended 2/28/2011	15.85	(.05)	3.09	3.04
Class C:
Six months ended 8/31/2015[3,4]	26.57	(.06)	(1.04)	(1.10)
Year ended 2/28/2015	26.52	(.14)	2.80	2.66
Year ended 2/28/2014	21.66	(.11)	7.13	7.02
Year ended 2/28/2013	19.60	(.07)	2.13	2.06
Year ended 2/29/2012	18.74	(.05)	.91	.86
Year ended 2/28/2011	15.72	(.05)	3.07	3.02
Class F-1:
Six months ended 8/31/2015[3,4]	28.83	.04	(1.14)	(1.10)
Year ended 2/28/2015	28.36	.06	3.02	3.08
Year ended 2/28/2014	22.95	.08	7.57	7.65
Year ended 2/28/2013	20.69	.10	2.25	2.35
Year ended 2/29/2012	19.69	.10	.97	1.07
Year ended 2/28/2011	16.48	.08	3.22	3.30
Class F-2:
Six months ended 8/31/2015[3,4]	29.11	.08	(1.15)	(1.07)
Year ended 2/28/2015	28.61	.14	3.04	3.18
Year ended 2/28/2014	23.11	.15	7.63	7.78
Year ended 2/28/2013	20.83	.15	2.27	2.42
Year ended 2/29/2012	19.83	.14	.98	1.12
Year ended 2/28/2011	16.60	.12	3.24	3.36
Class 529-A:
Six months ended 8/31/2015[3,4]	28.81	.03	(1.13)	(1.10)
Year ended 2/28/2015	28.35	.05	3.02	3.07
Year ended 2/28/2014	22.93	.07	7.56	7.63
Year ended 2/28/2013	20.68	.08	2.25	2.33
Year ended 2/29/2012	19.70	.08	.97	1.05
Year ended 2/28/2011	16.49	.07	3.22	3.29

26	AMCAP Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

$—	$(.96)	$(.96)	$26.97	(4.02)%[5]	$25,002	.66%[6]		.33%[6]
(.01)	(2.61)	(2.62)	29.03	11.33	25,740	.68		.27
(.07)	(2.16)	(2.23)	28.53	34.38	22,567	.70		.35
(.08)	—	(.08)	23.06	11.44	16,417	.74		.48
(.07)	—	(.07)	20.78	5.45	15,072	.73		.50
(.08)	—	(.08)	19.78	20.09	14,891	.73		.48

—	(.96)	(.96)	24.81	(4.34)[5]	85	1.41	[6]	(.41)[6]
—	(2.61)	(2.61)	26.87	10.48	127	1.44		(.48)
—	(2.16)	(2.16)	26.78	33.40	195	1.47		(.42)
—	—	—	21.86	10.52	241	1.50		(.29)
—	—	—	19.77	4.66	379	1.50		(.27)
—	—	—	18.89	19.18	562	1.50		(.29)

—	(.96)	(.96)	24.51	(4.39)[5]	1,510	1.47	[6]	(.48)[6]
—	(2.61)	(2.61)	26.57	10.44	1,603	1.49		(.53)
—	(2.16)	(2.16)	26.52	33.37	1,451	1.51		(.46)
—	—	—	21.66	10.51	1,139	1.54		(.33)
—	—	—	19.60	4.59	1,138	1.52		(.30)
—	—	—	18.74	19.21	1,197	1.52		(.31)

—	(.96)	(.96)	26.77	(4.04)[5]	2,691	.73	[6]	.27 [6]
—	(2.61)	(2.61)	28.83	11.27	2,723	.74		.22
(.08)	(2.16)	(2.24)	28.36	34.36	3,036	.74		.31
(.09)	—	(.09)	22.95	11.41	1,973	.74		.48
(.07)	—	(.07)	20.69	5.49	1,730	.73		.50
(.09)	—	(.09)	19.69	20.10	1,641	.72		.48

—	(.96)	(.96)	27.08	(3.90)[5]	3,675	.48	[6]	.52 [6]
(.07)	(2.61)	(2.68)	29.11	11.53	3,609	.47		.49
(.12)	(2.16)	(2.28)	28.61	34.71	1,983	.49		.56
(.14)	—	(.14)	23.11	11.70	1,300	.50		.72
(.12)	—	(.12)	20.83	5.73	968	.49		.74
(.13)	—	(.13)	19.83	20.38	657	.49		.71

—	(.96)	(.96)	26.75	(4.05)[5]	1,318	.76	[6]	.24 [6]
—	(2.61)	(2.61)	28.81	11.24	1,370	.77		.18
(.05)	(2.16)	(2.21)	28.35	34.28	1,193	.79		.25
(.08)	—	(.08)	22.93	11.32	861	.82		.40
(.07)	—	(.07)	20.68	5.36	732	.80		.42
(.08)	—	(.08)	19.70	20.03	626	.79		.41

See page 32 for footnotes.

AMCAP Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class 529-B:
Six months ended 8/31/2015[3,4]	$26.70	$(.07)	$(1.04)	$(1.11)
Year ended 2/28/2015	26.66	(.16)	2.81	2.65
Year ended 2/28/2014	21.79	(.13)	7.16	7.03
Year ended 2/28/2013	19.73	(.08)	2.14	2.06
Year ended 2/29/2012	18.87	(.07)	.93	.86
Year ended 2/28/2011	15.85	(.06)	3.08	3.02
Class 529-C:
Six months ended 8/31/2015[3,4]	26.73	(.07)	(1.05)	(1.12)
Year ended 2/28/2015	26.68	(.16)	2.82	2.66
Year ended 2/28/2014	21.80	(.13)	7.17	7.04
Year ended 2/28/2013	19.74	(.08)	2.14	2.06
Year ended 2/29/2012	18.88	(.07)	.93	.86
Year ended 2/28/2011	15.86	(.06)	3.08	3.02
Class 529-E:
Six months ended 8/31/2015[3,4]	28.28	— [7]	(1.12)	(1.12)
Year ended 2/28/2015	27.94	(.02)	2.97	2.95
Year ended 2/28/2014	22.63	— [7]	7.47	7.47
Year ended 2/28/2013	20.41	.03	2.22	2.25
Year ended 2/29/2012	19.44	.03	.96	.99
Year ended 2/28/2011	16.28	.02	3.18	3.20
Class 529-F-1:
Six months ended 8/31/2015[3,4]	28.92	.07	(1.15)	(1.08)
Year ended 2/28/2015	28.43	.11	3.03	3.14
Year ended 2/28/2014	22.98	.12	7.59	7.71
Year ended 2/28/2013	20.73	.13	2.24	2.37
Year ended 2/29/2012	19.74	.12	.98	1.10
Year ended 2/28/2011	16.52	.11	3.22	3.33
Class R-1:
Six months ended 8/31/2015[3,4]	27.16	(.06)	(1.07)	(1.13)
Year ended 2/28/2015	27.05	(.14)	2.86	2.72
Year ended 2/28/2014	22.05	(.11)	7.27	7.16
Year ended 2/28/2013	19.94	(.06)	2.17	2.11
Year ended 2/29/2012	19.06	(.05)	.93	.88
Year ended 2/28/2011	15.99	(.05)	3.12	3.07
Class R-2:
Six months ended 8/31/2015[3,4]	27.14	(.06)	(1.06)	(1.12)
Year ended 2/28/2015	27.02	(.13)	2.86	2.73
Year ended 2/28/2014	22.03	(.10)	7.25	7.15
Year ended 2/28/2013	19.92	(.05)	2.16	2.11
Year ended 2/29/2012	19.03	(.05)	.94	.89
Year ended 2/28/2011	15.97	(.05)	3.11	3.06

28	AMCAP Fund

Dividends and distributions
Dividends		Total				Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period	to average		to average
income)	gains)	distributions	of period	return[2]	(in millions)	net assets		net assets

$—	$(.96)	$(.96)	$24.63	(4.41)%[5]	$14	1.53%[6]		(.54)%[6]
—	(2.61)	(2.61)	26.70	10.34	20	1.56		(.61)
—	(2.16)	(2.16)	26.66	33.22	31	1.59		(.55)
—	—	—	21.79	10.44	36	1.62		(.41)
—	—	—	19.73	4.56	50	1.61		(.38)
—	—	—	18.87	19.05	68	1.59		(.38)

—	(.96)	(.96)	24.65	(4.44)[5]	317	1.54	[6]	(.54)[6]
—	(2.61)	(2.61)	26.73	10.37	334	1.56		(.60)
—	(2.16)	(2.16)	26.68	33.25	298	1.58		(.53)
—	—	—	21.80	10.44	218	1.61		(.39)
—	—	—	19.74	4.55	189	1.60		(.37)
—	—	—	18.88	19.04	168	1.58		(.38)

—	(.96)	(.96)	26.20	(4.19)[5]	65	1.00	[6]	(.01)[6]
—	(2.61)	(2.61)	28.28	10.97	69	1.01		(.06)
— [7]	(2.16)	(2.16)	27.94	33.96	62	1.04		.01
(.03)	—	(.03)	22.63	11.06	45	1.06		.15
(.02)	—	(.02)	20.41	5.12	40	1.07		.16
(.04)	—	(.04)	19.44	19.68	35	1.08		.13

—	(.96)	(.96)	26.88	(3.96)[5]	81	.54	[6]	.45 [6]
(.04)	(2.61)	(2.65)	28.92	11.46	83	.56		.40
(.10)	(2.16)	(2.26)	28.43	34.59	72	.58		.47
(.12)	—	(.12)	22.98	11.51	49	.61		.61
(.11)	—	(.11)	20.73	5.63	41	.59		.63
(.11)	—	(.11)	19.74	20.27	31	.58		.62

—	(.96)	(.96)	25.07	(4.41)[5]	109	1.46	[6]	(.47)[6]
—	(2.61)	(2.61)	27.16	10.46	111	1.46		(.50)
—	(2.16)	(2.16)	27.05	33.42	90	1.47		(.42)
—	—	—	22.05	10.58	58	1.49		(.28)
—	—	—	19.94	4.62	56	1.50		(.27)
—	—	—	19.06	19.20	51	1.50		(.29)

—	(.96)	(.96)	25.06	(4.37)[5]	551	1.41	[6]	(.42)[6]
—	(2.61)	(2.61)	27.14	10.47	595	1.43		(.48)
—	(2.16)	(2.16)	27.02	33.45	557	1.44		(.39)
—	—	—	22.03	10.59	436	1.48		(.26)
—	—	—	19.92	4.68	419	1.49		(.27)
—	—	—	19.03	19.16	431	1.50		(.30)

See page 32 for footnotes.

AMCAP Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]
				Net (losses)
	Net asset	Net		gains on
	value,	investment		securities (both	Total from
	beginning	income		realized and	investment
	of period	(loss)		unrealized)	operations
Class R-2E:
Six months ended 8/31/2015[3,4]	$29.04	$(.01)		$(1.14)	$(1.15)
Period from 8/29/2014 to 2/28/2015[3,10]	29.38	.04	[11]	1.32 [11]	1.36
Class R-3:
Six months ended 8/31/2015[3,4]	28.40	—	[7]	(1.12)	(1.12)
Year ended 2/28/2015	28.05	(.02)		2.98	2.96
Year ended 2/28/2014	22.71	—	[7]	7.50	7.50
Year ended 2/28/2013	20.48	.04		2.22	2.26
Year ended 2/29/2012	19.50	.03		.97	1.00
Year ended 2/28/2011	16.33	.03		3.17	3.20
Class R-4:
Six months ended 8/31/2015[3,4]	28.83	.04		(1.14)	(1.10)
Year ended 2/28/2015	28.36	.07		3.02	3.09
Year ended 2/28/2014	22.94	.08		7.57	7.65
Year ended 2/28/2013	20.67	.10		2.25	2.35
Year ended 2/29/2012	19.68	.09		.98	1.07
Year ended 2/28/2011	16.47	.08		3.21	3.29
Class R-5:
Six months ended 8/31/2015[3,4]	29.25	.09		(1.16)	(1.07)
Year ended 2/28/2015	28.72	.16		3.05	3.21
Year ended 2/28/2014	23.19	.16		7.66	7.82
Year ended 2/28/2013	20.90	.17		2.26	2.43
Year ended 2/29/2012	19.89	.15		.98	1.13
Year ended 2/28/2011	16.64	.13		3.25	3.38
Class R-6:
Six months ended 8/31/2015[3,4]	29.18	.09		(1.15)	(1.06)
Year ended 2/28/2015	28.66	.17		3.05	3.22
Year ended 2/28/2014	23.15	.18		7.64	7.82
Year ended 2/28/2013	20.86	.18		2.26	2.44
Year ended 2/29/2012	19.85	.16		.99	1.15
Year ended 2/28/2011	16.60	.14		3.24	3.38

	Six months
	ended
	August 31,	Year ended February 28 or 29
	2015[3,4,5]	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	18%	33%	29%	27%	31%	28%

See Notes to Financial Statements

30	AMCAP Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

$—	$(.96)	$(.96)	$26.93	(4.19)%[5,8]	$—	[9]	1.04%[6,8]		(.06)%[6,8]

—	(1.70)	(1.70)	29.04	4.77 [5,8]	—	[9]	.67	[6,8]	.29	[6,8]

—	(.96)	(.96)	26.32	(4.18)[5]	1,193		1.01	[6]	(.02)[6]
—	(2.61)	(2.61)	28.40	10.96	1,242		1.01		(.06)
— [7]	(2.16)	(2.16)	28.05	33.97	1,018		1.03		.02
(.03)	—	(.03)	22.71	11.07	752		1.04		.17
(.02)	—	(.02)	20.48	5.14	666		1.04		.18
(.03)	—	(.03)	19.50	19.66	631		1.05		.16

—	(.96)	(.96)	26.77	(4.04)[5]	1,104		.71	[6]	.28	[6]
(.01)	(2.61)	(2.62)	28.83	11.31	1,140		.71		.24
(.07)	(2.16)	(2.23)	28.36	34.37	919		.72		.33
(.08)	—	(.08)	22.94	11.40	628		.73		.49
(.08)	—	(.08)	20.67	5.50	534		.73		.49
(.08)	—	(.08)	19.68	20.07	491		.74		.46

—	(.96)	(.96)	27.22	(3.88)[5]	1,298		.42	[6]	.58	[6]
(.07)	(2.61)	(2.68)	29.25	11.62	1,400		.41		.54
(.13)	(2.16)	(2.29)	28.72	34.79	1,229		.42		.63
(.14)	—	(.14)	23.19	11.74	931		.43		.78
(.12)	—	(.12)	20.90	5.76	872		.43		.79
(.13)	—	(.13)	19.89	20.45	870		.44		.77

—	(.96)	(.96)	27.16	(3.86)[5]	6,731		.37	[6]	.62	[6]
(.09)	(2.61)	(2.70)	29.18	11.67	6,394		.37		.59
(.15)	(2.16)	(2.31)	28.66	34.86	4,451		.37		.68
(.15)	—	(.15)	23.15	11.83	2,442		.38		.83
(.14)	—	(.14)	20.86	5.84	1,290		.39		.83
(.13)	—	(.13)	19.85	20.50	851		.39		.80

See page 32 for footnotes.

AMCAP Fund	31

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Unaudited.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $.01.
[8]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[9]	Amount less than $1 million.
[10]	Class R-2E shares were offered beginning August 29, 2014.
[11]	As amended from $.08 to $.04 and $1.28 to $1.32.

32	AMCAP Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2015, through August 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AMCAP Fund	33

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	3/1/2015	8/31/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$959.84	$3.26	.66%
Class A - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class B - actual return	1,000.00	956.57	6.95	1.41
Class B - assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class C - actual return	1,000.00	956.09	7.25	1.47
Class C - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class F-1 - actual return	1,000.00	959.57	3.61	.73
Class F-1 - assumed 5% return	1,000.00	1,021.53	3.72	.73
Class F-2 - actual return	1,000.00	960.99	2.37	.48
Class F-2 - assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 529-A - actual return	1,000.00	959.55	3.75	.76
Class 529-A - assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 529-B - actual return	1,000.00	955.91	7.54	1.53
Class 529-B - assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-C - actual return	1,000.00	955.58	7.59	1.54
Class 529-C - assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class 529-E - actual return	1,000.00	958.06	4.94	1.00
Class 529-E - assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 529-F-1 - actual return	1,000.00	960.40	2.67	.54
Class 529-F-1 - assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-1 - actual return	1,000.00	955.94	7.20	1.46
Class R-1 - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-2 - actual return	1,000.00	956.26	6.95	1.41
Class R-2 - assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2E - actual return	1,000.00	958.12	5.13	1.04
Class R-2E - assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class R-3 - actual return	1,000.00	958.23	4.99	1.01
Class R-3 - assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class R-4 - actual return	1,000.00	959.57	3.51	.71
Class R-4 - assumed 5% return	1,000.00	1,021.63	3.62	.71
Class R-5 - actual return	1,000.00	961.19	2.08	.42
Class R-5 - assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-6 - actual return	1,000.00	961.44	1.83	.37
Class R-6 - assumed 5% return	1,000.00	1,023.34	1.89	.37

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

34	AMCAP Fund

Approval of Investment Advisory and Service Agreement

The AMCAP Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through April 30, 2016. The agreement was amended to add an additional advisory fee breakpoint when the fund’s net assets exceed $44 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

AMCAP Fund	35

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long-term growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth Funds Index, the Lipper Multi-Cap Core Funds Index and the S&P 500 Index. They noted that the investment results of the fund compared favorably to those of these indexes for the 20-year, 10-year, 5-year and year-to-date periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

36	AMCAP Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the potential benefits CRMC received from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

AMCAP Fund	37

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38	AMCAP Fund

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AMCAP Fund	39

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40	AMCAP Fund

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AMCAP Fund	41

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AMCAP Fund	43

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	AMCAP Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2015, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®
Investment portfolio
August 31, 2015
unaudited
Common stocks 88.60% Health care 20.68%	Shares	Value (000)
Amgen Inc.	8,398,080	$1,274,661
Alexion Pharmaceuticals, Inc.[1]	5,806,898	999,890
BioMarin Pharmaceutical Inc.[1]	7,319,714	946,000
UnitedHealth Group Inc.	7,595,706	878,823
Stryker Corp.	7,233,552	713,590
Gilead Sciences, Inc.	6,133,026	644,397
St. Jude Medical, Inc.	7,738,065	547,932
Thermo Fisher Scientific Inc.	3,480,600	436,363
Medtronic PLC	5,999,000	433,668
Hologic, Inc.[1]	9,919,600	384,980
PerkinElmer, Inc.[2]	7,357,500	358,163
Edwards Lifesciences Corp.[1]	2,174,000	306,273
Express Scripts Holding Co.[1]	3,416,000	285,578
Humana Inc.	1,278,347	233,669
Endo International PLC[1]	2,837,798	218,510
Illumina, Inc.[1]	1,032,510	204,034
Team Health Holdings, Inc.[1]	2,606,147	153,085
Aetna Inc.	1,259,000	144,181
Boston Scientific Corp.[1]	8,018,700	134,233
athenahealth, Inc.[1]	945,054	125,664
Myriad Genetics, Inc.[1]	670,485	25,183
ResMed Inc.	260,000	13,504
		9,462,381
Information technology 20.06%
Google Inc., Class C1	1,245,168	769,825
Google Inc., Class A1	849,610	550,394
Oracle Corp.	25,502,814	945,899
Accenture PLC, Class A	7,858,300	740,802
Avago Technologies Ltd.	4,903,195	617,655
Cognizant Technology Solutions Corp., Class A1	9,293,000	584,901
ASML Holding NV3	5,655,100	516,765
Texas Instruments Inc.	10,667,000	510,309
Flextronics International Ltd.[1,2]	35,279,000	370,782
Skyworks Solutions, Inc.	4,146,000	362,153
Trimble Navigation Ltd.[1,2]	16,470,362	311,290
Tencent Holdings Ltd.[3]	14,375,000	244,339
Zebra Technologies Corp., Class A1,2	2,627,902	217,801
Intuit Inc.	2,277,000	195,253
Intel Corp.	6,600,000	188,364
Tata Consultancy Services Ltd.[3]	4,785,000	184,315
Microsoft Corp.	3,725,000	162,112
Baidu, Inc., Class A (ADR)[1]	1,100,000	161,975
Qorvo, Inc.[1]	2,679,980	148,766
salesforce.com, inc.[1]	2,068,000	143,437
Autodesk, Inc.[1]	3,000,000	140,250
VMware, Inc., Class A1	1,537,000	121,654
AMCAP Fund — Page 1 of 5

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
MasterCard Inc., Class A	1,223,000	$112,969
Palo Alto Networks, Inc.[1]	670,929	110,180
Yahoo! Inc.[1]	3,132,000	100,976
Finisar Corp.[1,2]	6,471,189	99,850
Visa Inc., Class A	1,238,000	88,269
WEX Inc.[1]	918,600	86,835
Viavi Solutions Inc.[1,2]	15,256,074	81,925
Broadcom Corp., Class A	1,200,000	62,004
Gemalto NV3	848,296	61,044
Lumentum Holdings Inc.[1,2]	3,051,214	60,231
Automatic Data Processing, Inc.	700,000	54,124
Amphenol Corp., Class A	677,000	35,448
National Instruments Corp.	896,000	26,172
Apple Inc.	46,505	5,244
		9,174,312
Industrials 12.30%
Precision Castparts Corp.	3,494,569	804,625
Union Pacific Corp.	7,664,460	657,151
Nielsen Holdings PLC	11,508,340	520,522
General Dynamics Corp.	3,560,000	505,627
Norfolk Southern Corp.	4,226,319	329,273
Carlisle Companies Inc.	3,014,214	303,531
Sensata Technologies Holding NV1	6,350,000	300,990
Nordson Corp.[2]	3,992,500	265,581
Capita PLC[3]	12,180,000	229,169
Oshkosh Corp.[2]	5,079,000	213,572
CSX Corp.	6,864,500	187,950
ITT Corp.[2]	4,854,000	181,588
Generac Holdings Inc.[1,2]	4,494,826	138,980
Jacobs Engineering Group Inc.[1]	3,250,000	131,332
Moog Inc., Class A1	2,070,332	130,638
Colfax Corp.[1]	3,177,107	123,240
Landstar System, Inc.	1,640,000	108,568
Danaher Corp.	1,104,900	96,148
IDEX Corp.	1,288,000	92,517
Verisk Analytics, Inc., Class A1	1,221,300	89,253
Cummins Inc.	710,000	86,442
Chart Industries, Inc.[1,2]	1,966,353	50,260
J.B. Hunt Transport Services, Inc.	628,907	45,772
PayPoint PLC[3]	2,274,900	35,584
		5,628,313
Consumer discretionary 10.53%
Netflix, Inc.[1]	9,520,000	1,095,086
Amazon.com, Inc.[1]	1,454,000	745,742
Priceline Group Inc.[1]	247,400	308,914
Johnson Controls, Inc.	7,379,594	303,596
Williams-Sonoma, Inc.	3,678,000	279,638
NIKE, Inc., Class B	2,349,000	262,501
Wyndham Worldwide Corp.	3,120,000	238,618
lululemon athletica inc.[1]	3,325,000	212,833
JCDecaux SA3	4,662,515	167,161
Texas Roadhouse, Inc.[2]	4,587,200	165,093
Time Warner Inc.	2,200,000	156,420
AMCAP Fund — Page 2 of 5

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Domino’s Pizza, Inc.	1,424,100	$150,869
BorgWarner Inc.	3,226,000	140,783
Ralph Lauren Corp., Class A	1,173,877	130,523
Mattress Firm Holding Corp.[1,2]	2,105,645	126,528
Comcast Corp., Class A	1,828,900	103,022
Big Lots, Inc.	1,850,000	88,782
Harley-Davidson, Inc.	1,400,000	78,470
TJX Companies, Inc.	600,000	42,192
WPP PLC[3]	897,662	18,552
Weight Watchers International, Inc.[1]	474,800	2,920
		4,818,243
Financials 6.47%
Progressive Corp.	22,730,255	680,998
Crown Castle International Corp.	3,743,417	312,164
State Street Corp.	4,230,440	304,253
U.S. Bancorp	6,300,000	266,805
East West Bancorp, Inc.	5,109,000	206,455
Wells Fargo & Co.	3,500,000	186,655
PNC Financial Services Group, Inc.	1,800,000	164,016
Texas Capital Bancshares, Inc.[1,2]	2,819,484	151,857
AIA Group Ltd.[3]	26,530,000	146,146
BB&T Corp.	3,500,000	129,220
Charles Schwab Corp.	3,512,120	106,698
Chubb Corp.	848,000	102,447
Simon Property Group, Inc.	485,000	86,970
HDFC Bank Ltd.[3]	2,900,288	50,947
HDFC Bank Ltd. (ADR)	161,500	9,204
Signature Bank[1]	409,789	54,703
		2,959,538
Energy 5.73%
EOG Resources, Inc.	5,076,400	397,533
Schlumberger Ltd.	4,835,000	374,084
Concho Resources Inc.[1]	3,331,100	360,292
Canadian Natural Resources, Ltd.	10,891,000	245,453
Halliburton Co.	5,815,000	228,820
FMC Technologies, Inc.[1]	5,700,000	198,246
Southwestern Energy Co.[1]	10,933,799	177,565
Cabot Oil & Gas Corp.	6,575,000	155,630
Chesapeake Energy Corp.	16,900,000	131,989
BG Group PLC[3]	6,766,000	102,365
Denbury Resources Inc.[2]	22,428,635	97,340
Apache Corp.	1,652,100	74,741
Tullow Oil PLC (Ireland)[1,3]	12,885,000	43,921
C&J Energy Services, Ltd.[1]	3,597,356	19,929
Chevron Corp.	165,500	13,404
		2,621,312
Consumer staples 4.53%
Mead Johnson Nutrition Co.	3,422,053	268,084
Costco Wholesale Corp.	1,914,000	268,056
Whole Foods Market, Inc.	7,411,000	242,784
Herbalife Ltd.[1]	4,152,601	239,065
Walgreens Boots Alliance, Inc.	2,160,000	186,948
AMCAP Fund — Page 3 of 5

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Kerry Group PLC, Class A3	2,400,000	$178,130
Sprouts Farmers Market, Inc.[1,2]	8,285,000	168,765
L’Oréal SA, bonus shares[3]	800,000	136,351
Hypermarcas SA, ordinary nominative[1]	23,791,500	108,046
Altria Group, Inc.	1,750,000	93,765
Philip Morris International Inc.	1,150,000	91,770
Keurig Green Mountain, Inc.	859,358	48,640
Coca-Cola Co.	1,080,000	42,466
		2,072,870
Materials 4.06%
Monsanto Co.	5,702,400	556,840
Celanese Corp., Series A2	7,802,922	473,169
Albemarle Corp.[2]	6,899,339	311,919
Valspar Corp.	2,739,185	200,782
AptarGroup, Inc.	2,750,000	185,240
Syngenta AG3	180,000	62,285
Ball Corp.	463,000	30,516
Freeport-McMoRan Inc.	1,875,000	19,950
Praxair, Inc.	147,900	15,641
		1,856,342
Telecommunication services 0.88%
Verizon Communications Inc.	6,600,000	303,666
AT&T Inc.	3,048,012	101,194
		404,860
Utilities 0.20%
Sempra Energy	945,000	89,633
Miscellaneous 3.16%
Other common stocks in initial period of acquisition		1,443,483
Total common stocks (cost: $31,315,961,000)		40,531,287
Bonds, notes & other debt instruments 0.01% U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%	Principal amount (000)
U.S. Treasury 0.25% 2015	$2,320	2,321
U.S. Treasury 0.25% 2015	1,225	1,225
Total bonds, notes & other debt instruments (cost: $3,546,000)		3,546
Short-term securities 11.23%
Abbott Laboratories 0.15% due 10/6/2015[4]	23,000	22,998
Apple Inc. 0.13%–0.16% due 10/6/2015–11/23/2015[4]	76,900	76,877
Caterpillar Financial Services Corp. 0.11%–0.15% due 9/14/2015–10/19/2015	96,300	96,281
Chariot Funding, LLC 0.28%–0.42% due 10/15/2015–1/14/2016[4]	100,000	99,897
Chevron Corp. 0.10%–0.14% due 9/3/2015–11/4/2015[4]	202,900	202,874
Coca-Cola Co. 0.18%–0.38% due 10/15/2015–1/8/2016[4]	122,500	122,444
Emerson Electric Co. 0.12%–0.17% due 9/11/2015–10/21/2015[4]	102,000	101,990
ExxonMobil Corp. 0.10% due 9/1/2015	54,600	54,600
AMCAP Fund — Page 4 of 5

unaudited
Short-term securities	Principal amount (000)	Value (000)
Fannie Mae 0.09%–0.24% due 9/2/2015–1/25/2016	$597,500	$597,333
Federal Farm Credit Banks 0.19% due 1/13/2016	40,000	39,975
Federal Home Loan Bank 0.08%–0.23% due 9/9/2015–1/27/2016	2,242,400	2,242,044
Freddie Mac 0.10%–0.22% due 10/2/2015–1/6/2016	711,825	711,665
General Electric Capital Corp. 0.23%–0.32% due 9/2/2015–11/13/2015	175,000	174,963
General Electric Co. 0.10% due 9/1/2015	51,200	51,200
IBM Corp. 0.11% due 9/21/2015[4]	27,700	27,699
John Deere Capital Corp. 0.12% due 9/8/2015–9/16/2015[4]	74,300	74,297
Jupiter Securitization Co., LLC 0.30%–0.40% due 11/5/2015–12/15/2015[4]	39,700	39,669
Kimberly-Clark Corp. 0.10% due 9/8/2015[4]	40,400	40,399
Microsoft Corp. 0.09% due 9/2/2015[4]	25,000	25,000
Paccar Financial Corp. 0.15% due 11/5/2015–11/9/2015	30,800	30,789
Private Export Funding Corp. 0.28% due 11/4/2015[4]	50,000	49,982
Regents of the University of California 0.14%–0.17% due 9/15/2015–10/20/2015	61,820	61,812
U.S. Treasury Bills 0.13%–0.17% due 10/1/2015–12/17/2015	143,500	143,492
Walt Disney Co. 0.11%–0.13% due 9/24/2015–10/2/2015[4]	47,100	47,096
Total short-term securities (cost: $5,134,843,000)		5,135,376
Total investment securities 99.84% (cost: $36,454,350,000)		45,670,209
Other assets less liabilities 0.16%		73,763
Net assets 100.00%		$45,743,972
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,262,700,000, which represented 4.95% of the net assets of the fund. This amount includes $2,126,349,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $931,222,000, which represented 2.04% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-002-1015O-S49149	AMCAP Fund — Page 5 of 5

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: October 30, 2015

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: October 30, 2015